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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): March 27, 2000


 WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2000-A)


                            WMC Secured Assets Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-59687               95-4683489
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

6320 Canoga Avenue
Woodland Hills, California                                       91367
--------------------------                                       -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (818) 592-2610
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Item 5.  Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, WMC Secured Assets Corp. (the "Registrant") plans the issuance of a series of certificates, entitled WMC Mortgage Loan Trust 2000-A, Mortgage Pass Through Certificates, Series 2000-A (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 3, 2000, among the Registrant as depositor, WMC Mortgage Corp. as seller and master servicer and Bank One, National Association as trustee. The Certificates designated as the Series 2000-A Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Bear, Stearns & Co. Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-




Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                               Description
         -----------                               -----------


             99.1 Computational Materials (as defined in Item 5) that have been provided by Bear, Stearns & Co. to certain prospective purchasers of WMC Mortgage Pass-Through Certificates, Series 2000-A



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                                      -4-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 27, 2000

                                             WMC SECURED ASSETS CORP.

                                             By: /s/ David B. Trzcinski
                                                --------------------------------
                                             Name:   David B. Trzcinski
                                             Title:  Executive Vice President




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                                      -5-



                                Index to Exhibits
                                -----------------



                                                                   Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------

    99.1          Computational Materials (as defined in Item 5)         P
                  that have been provided by Bear, Stearns & Co.
                  Inc. to certain prospective purchasers of WMC
                  Mortgage Backed Pass-Through Certificates,
                  Series 2000-A



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                                  EXHIBIT 99.1

                                 FILED BY PAPER